Exhibit 10.1
SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
THIS SECOND Amendment to Loan and Security Agreement (this “Amendment”), is entered into as of September 28, 2017, by and among TRUPANION, INC., a Delaware corporation (“Trupanion”), TRUPANION MANAGERS USA, INC., an Arizona corporation (“Trupanion Managers”; together with Trupanion, individually and collectively, “Borrower”), the several banks and other financial institutions or entities from time to time party to the Agreement (as hereinafter defined) (each a “Lender” and, collectively, the “Lenders”), and PACIFIC WESTERN BANK, a California state chartered bank (“PWB”), as a Lender and as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).
RECITALS

A.	Borrower, the Administrative Agent, and the Lenders are parties to that certain Loan and Security Agreement dated as of December 16, 2016 (as amended from time to time, the “Agreement”).

B.	Borrower, the Administrative Agent, and the Lenders have agreed to to make certain revisions to the Agreement as more fully set forth herein.

C.	The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Section 6.2(h) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(h)    Within five (5) Business Days after the last day of each month, Trupanion shall deliver to Administrative Agent a report of all Cash held by APIC.

2)	Section 7.8 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

7.8    Net Capitalized Expenditures. Have Net Capitalized Expenditures of greater than negative One Million Dollars ($1,000,000) in the aggregate in any fiscal quarter of Borrower.

3)	The following defined terms are hereby added to Section 1.1 of the Agreement in alphabetical order:

“Net Capitalized Expenditures” means the sum of the Operating Cash Flow and the Capitalized Expenditures.
“Operating Cash Flow” means Borrower’s net Cash in connection with its operating activities as set forth in Borrower’s consolidated financial statements of cash flow on forms 10-Q or 10-K filed with the Securities and Exchange Commission.

4)
Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance

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with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

6)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7)	As a condition to the effectiveness of this Amendment, Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent, the following:

a)this Amendment, duly executed by Borrower;

b)payment of all Administrative Agent expenses, including Administrative Agent’s expenses for the documentation of this amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

c)such other documents and completion of such other matters, as Administrative Agent may reasonably deem necessary or appropriate.

[Signatures on the Following Pages]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

TRUPANION, INC.

By: /s/ Darryl Rawlings
Name: Darryl Rawlings
Title: CEO

TRUPANION MANAGERS USA, INC.

By: /s/ Darryl Rawlings
Name: Darryl Rawlings
Title: CEO

ADMINISRATIVE AGENT:

PACIFIC WESTERN BANK, as the Administrative
Agent

By: /s/ Adam Glick
Name: Adam Glick
Title: SVP

[Signature Page to Second Amendment to Loan and Security Agreement]

LENDERS:

PACIFIC WESTERN BANK, as a Lender

By: /s/ Adam Glick
Name: Adam Glick
Title: SVP

WESTERN ALLIANCE BANK, as a Lender

By: /s/ Michael Stracey
Name: Michael Stracey
Title: AVP

[Signature Page to Second Amendment to Loan and Security Agreement]